UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K/A
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Current Report on Form 8-K/A (this "8-K/A") amends the Current Report on Form 8-K filed by Masonite International Corporation ("Masonite") on January 3, 2023 (the "Closing 8-K") in order to include the historical financial statements of EPI Holdings, Inc. and its subsidiaries (collectively, "Endura") and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Masonite and Endura would have achieved had the companies been combined during the periods presented in the pro forma financial statements and is not intended to project the future results of operations that the combined company may achieve after Masonite’s acquisition of Endura through its wholly-owned subsidiary, Masonite Corporation. Except as described above, all other information in Masonite’s Current Report on Form 8-K filed on January 3, 2023 remains unchanged.

Item 8.01	Other Events.
In connection with the acquisition of Endura on January 3, 2023, Masonite borrowed $100.0 million under its ABL Facility in order to fund a portion of the cash consideration paid. On February 3, 2023, Masonite subsequently repaid $50.0 million of the outstanding borrowings under its ABL Facility and then on March 3, 2023, repaid the remaining $50.0 million outstanding.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The historical audited consolidated financial statements of Endura as of November 30, 2022, the notes related thereto and the related report of Smith Leonard PLLC, Endura's independent auditors, are filed as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).
(b) Pro forma financial information.
Unaudited pro forma condensed combined financial statements of Masonite and Endura for the fiscal year ended January 1, 2023 and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(b).

Exhibit No.	Description

23.1	Consent of Smith Leonard PLLC, independent auditors of EPI Holdings, Inc.
99.1	The historical audited consolidated financial statements of EPI Holdings, Inc. as of November 30, 2022, the related notes thereto and the related report of Smith Leonard PLLC, EPI Holdings, Inc.'s independent auditors, dated February 24, 2023
99.2	Unaudited pro forma condensed combined financial statements of Masonite International Corporation and EPI Holdings, Inc. for the year ended January 1, 2023 and the related notes thereto
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	March 20, 2023	By:	/s/ James C. Pelletier
		Name:	James C. Pelletier
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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